CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD:   JUNE 1997

Beginning of the Month Principal Receivables:                                                                10,024,614,289.12
                                                                                                        ----------------------
Beginning of the Month Finance Charge Receivables:                                                              351,894,449.85
                                                                                                        ----------------------
Beginning of the Month Discounted Receivables:                                                                            0.00
                                                                                                        ----------------------
Beginning of the Month Total Receivables:                                                                    10,376,508,738.97
                                                                                                        ----------------------

Removed Principal Receivables:                                                                                            0.00
                                                                                                        ----------------------
Removed Finance Charge Receivables:                                                                                       0.00
                                                                                                        ----------------------
Removed Total Receivables:                                                                                                0.00
                                                                                                        ----------------------

Additional Principal Receivables:                                                                                         0.00
                                                                                                        ----------------------
Additional Finance Charge Receivables:                                                                                    0.00
                                                                                                        ----------------------
Additional Total Receivables:                                                                                             0.00
                                                                                                        ----------------------

Discounted Receivables Generated this Period                                                                              0.00
                                                                                                        ----------------------

End of the Month Principal Receivables:                                                                       9,707,766,096.86
                                                                                                        ----------------------
End of the Month Finance Charge Receivables:                                                                    348,260,944.92
                                                                                                        ----------------------
End of the Month Discounted Receivables:                                                                                  0.00
                                                                                                        ----------------------
End of the Month Total Receivables:                                                                          10,056,027,041.78
                                                                                                        ----------------------

Excess Funding Account Balance                                                                                            0.00
                                                                                                        ----------------------
Adjusted Invested Amount of all Master Trust Series                                                           8,892,491,434.28
                                                                                                        ----------------------

End of the Month Seller Percentage                                                                                   8.398170%
                                                                                                        ----------------------
CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD:   JUNE 1997                                                  ACCOUNTS                              RECEIVABLES
                                                                             --------                              -----------
End of the Month Delinquencies:
     30 - 59 Days Delinquent                                                          125,062                   220,986,425.39
                                                                         --------------------           ----------------------
     60 - 89 Days Delinquent                                                           71,362                   133,658,232.07
                                                                         --------------------           ----------------------
     90 + Days Delinquent                                                             172,288                   327,951,065.35
                                                                         --------------------           ----------------------

     Total 30 + Days Delinquent                                                       368,712                   682,595,722.81
                                                                         --------------------           ----------------------

     Delinquencies 30 + Days as a Percent of End of the
       Month Total Receivables                                                                                           6.79%
                                                                                                        ----------------------

Defaulted Accounts During the Month                                                    42,374                    66,126,645.57
                                                                         --------------------           ----------------------

Annualized Default Rate as a Percent of Beginning of the
  Month Principal Receivables                                                                                            7.92%
                                                                                                           -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD:   JUNE 1997                                                COLLECTIONS                            PERCENTAGES
                                                                           -----------                            -----------

Total Collections and Gross Payment Rate                                    1,121,785,137.12                           10.81%
                                                                         -------------------           ----------------------

Collections of Principal Receivables and Principal Payment Rate               943,983,201.71                            9.42%
                                                                         -------------------           ----------------------

     Prior Month Billed Finance Charge and Fees                               151,718,402.98
                                                                         -------------------
     Amortized AMF Income                                                      10,588,889.04
                                                                         -------------------
     Interchange Collected                                                      6,936,120.71
                                                                         -------------------
     Recoveries of Charged Off Accounts                                         5,041,919.24
                                                                         -------------------
     Collections of Discounted Receivables                                              0.00
                                                                         -------------------

Collections of Finance Charge Receivables and Annualized Yield                174,285,331.97                           20.86%
                                                                         -------------------           ----------------------
CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD:   JUNE 1997

Beginning Unamortized AMF Balance                                                                               60,359,270.14
                                                                                                       ----------------------
   + AMF Slug for Added Accounts                                                        0.00
                                                                         -------------------
   + AMF Collections                                                           14,105,492.48
                                                                         -------------------
   - Amortized AMF Income                                                      10,588,889.04
                                                                         -------------------
Ending Unamortized AMF Balance                                                                                  63,875,873.58
                                                                                                       ----------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD:   June 1997

Gross Principal Payment Rate                                                           9.42%
                                                                         -------------------

May 17, 1994   3% Discount of Addition                                                                          50,184,973.92
                                                                                                       ----------------------
     Total Discounted Receivables Collections as of Beginning of Month         50,184,973.92
                                                                         -------------------
     Collections of Discounted Receivables Current Month                                0.00
                                                                         -------------------
Discounted Receivables to be Collected                                                                                   0.00
                                                                                                       ----------------------

                              CAPITAL ONE BANK
                              as Servicer


                              By:             /s/ John Schmohl
                                              --------------------------------
                              Name:           John Schmohl
                              Title:          Director of External Reporting